LOCKUP AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the 12 day of December, 2007, by _______________________ (“Holder”), maintaining an address at _______________________, facsimile: (___) ___-____, in connection with his or its ownership of shares of Purple Beverage Company, Inc., a Nevada corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1. Background.

a. Holder is the beneficial owner of the amount of shares of the Common Stock, $.001 par value, of the Company (“Common Stock”) designated on the signature page hereto.

b. Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements including Subscription Agreements with subscribers (“Subscribers”), effective as of the date hereof for the Company’s Common Stock and Warrants exercisable for Common Stock (the “Offering”). Holder understands that, as a condition to closing the Offering, the Subscribers have required, and the Company has agreed to obtain on behalf of the Subscribers an agreement from the Holder to refrain from selling any securities of the Company from the date hereof until two years after the date hereof (“Restriction Period”). The Holder has entered into this Agreement in order to induce the Subscribers to close the transactions contemplated by such agreements.

2. Sale Restriction.

a. Holder hereby agrees that during the Restriction Period without the consent of the Required Holders (as defined in the Subscription Agreement), the Holder will not sell, transfer or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof or during the Restriction Period, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement. The Company agrees to use commercially reasonable efforts not to allow any transaction inconsistent with this Agreement.

b. Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into Common Stock (“Convertible Securities”) during the Restriction Period will be subject to the provisions of this Agreement.

c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer all or a portion of the shares of Common Stock or Convertible Securities (i) as bona fide gifts or transfers by will or intestacy and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value; provided, that, in the case of any gift or transfer described in clauses (i) and (ii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.

3. Miscellaneous.

a. At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

b. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

c. Notice to the Company: All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Purple Beverage Company, Inc., 450 East Las Olas Blvd., Suite 830, Fort Lauderdale, Florida 33301, Attn: Ted Farnsworth, President, facsimile: (954) 462-8758, with a copy by facsimile only to: Bryan Cave LLP, 1900 Main street, Suite 700, Irvine, CA 92614, Attn: Randolf W. Katz, Esq., facsimile: (949) 223-7100, (ii) if to the Holder, to: the address and facsimile number indicated on first page of this Lockup Agreement.

d. Notice to the Holder. Holder hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Holder at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Holder irrevocably appoints Purple Beverage Company, Inc. its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

e. The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

f. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

g. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

h. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

i. The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscribers identified in the Subscription Agreement dated on or about November ___, 2007 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of the Subscriber, which may be withheld for any reason.

[Signatures continued on following page.]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

Name of Holder

Number of Shares of Common Stock Actually Owned

Number of Shares of Common Stock Beneficially Owned, if different than Number of Shares Actually Owned (Describe such shares and related instruments on next page)

COMPANY:

PURPLE BEVERAGE COMPANY, INC., a Nevada corporation

By:
Theodore Farnsworth, its Chief Executive Officer